UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 20, 2017

ECOLAB INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9328	41-0231510
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Ecolab Place, Saint Paul, Minnesota	55102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 1-800-232-6522

(Not applicable)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)      On June 20, 2017, the Compensation Committee of the Board of Directors of Ecolab Inc., a Delaware corporation (“Ecolab”), approved Amendment No. 6 to the Ecolab Executive Death Benefits Plan (the “Plan”), which includes the Ecolab Inc. Administrative Document for Non-Qualified Benefit Plans (the “Administrative Document”).  The participants in the Plan include each of Ecolab's named executive officers as well as a limited number of corporate officers and other executives who have been selected to participate in the Plan.  Under the Plan, the beneficiary of a covered executive who was actively employed by Ecolab at the time of death is entitled to an executive death benefit equal to three times the executive’s annual compensation for the year preceding death, subject to a maximum benefit of $9,000,000.    The beneficiary of a covered executive who was retired at the time of death is entitled to an executive death benefit equal to two times the executive’s average compensation for the five consecutive years of employment preceding retirement which yields the highest average compensation, subject to a maximum benefit of $750,000.  Ecolab currently funds its obligations under the Plan through universal life insurance policies.

The aforementioned amendment to the Plan is applicable to the calculation of the death benefit payable to the beneficiary of an executive who was actively employed by Ecolab and covered by a universal life insurance policy at the time of death.  The amendment changes the method for determining the amount of the annual incentive comprising a portion of the executive’s annual compensation for purposes of the death benefit calculation from the amount of the executive’s (a) annual incentive bonuses paid in cash which are reportable by Ecolab for federal income tax purposes as “wages” to (b) targeted annual incentive bonus at plan performance.

This summary of the Plan is qualified in its entirety by reference to the full text of the Plan and amendments thereto and the Administrative Document and amendments thereto, which are set forth in Item 9.01 below and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)		Exhibits
	10.1	(i)

Ecolab Executive Death Benefits Plan, as amended and restated effective March 1, 1994 (incorporated by reference to Exhibit (10)H(i) of Ecolab’s Form 10-K Annual Report for the year ended December 31, 2006).  (File No. 001-9328) See also Exhibit (10.2) hereof.

(ii)

Amendment No. 1 to Ecolab Executive Death Benefits Plan, effective July 1, 1997 (incorporated by reference to Exhibit (10)H(ii) of Ecolab’s Form 10-K Annual Report for the year ended December 31, 1998).  (File No. 001-9328)

(iii)

Second Declaration of Amendment to Ecolab Executive Death Benefits Plan, effective March 1, 1998 (incorporated by reference to Exhibit (10)H(iii) of Ecolab’s Form 10-K Annual Report for the year ended December 31, 1998).  (File No. 001-9328)

		(iv)	Amendment No. 3 to the Ecolab Executive Death Benefits Plan, effective August 12, 2005 (incorporated by reference to Exhibit (10)B of Ecolab’s Form 8-K dated December 13, 2005). (File No. 001-9328)
(v)

Amendment No. 4 to the Ecolab Executive Death Benefits Plan, effective January 1, 2005 (incorporated by reference to Exhibit (10)H(v) of Ecolab’s Form 10-K Annual Report for the year ended December 31, 2009).  (File No. 001-9328)

(vi)

Amendment No. 5 to the Ecolab Executive Death Benefits Plan, effective May 6, 2015 (incorporated by reference to Exhibit 10.2 of Ecolab’s Form 10-Q for the quarter ended June 30, 2015).  (File No. 001-9328)

		(vii)	Amendment No. 6 to the Ecolab Executive Death Benefits Plan, effective June 23, 2017.
	10.2	(i)

Ecolab Inc. Administrative Document for Non-Qualified Plans (Amended and Restated effective as of January 1, 2011) (incorporated by reference to Exhibit (10.16) of Ecolab’s Form 10-K Annual Report for the year ended December 31, 2011).  (File No. 001-9328)

(ii)

Amendment No. 1 to the Ecolab Inc. Administrative Document for Non-Qualified Plans effective as of January 1, 2013 (incorporated by reference to Exhibit (10.14)(II) of Ecolab’s Form 10-K Annual Report for the year ended December 31, 2013).  (File No. 001-9328)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOLAB INC.

Date: June 23, 2017	By:	/s/ David F. Duvick
David F. Duvick
Assistant Secretary

EXHIBIT INDEX

Exhibit No.		Description	Method Of Filing

10.1	(i)	Ecolab Executive Death Benefits Plan, as amended and restated effective March 1, 1994. See also Exhibit (10.2) hereof.	Incorporated by reference to Exhibit (10)H(i) of Ecolab’s Form 10-K Annual Report for the year ended December 31, 2006. (File No. 001-9328)
	(ii)	Amendment No. 1 to Ecolab Executive Death Benefits Plan, effective July 1, 1997.	Incorporated by reference to Exhibit (10)H(ii) of Ecolab’s Form 10-K Annual Report for the year ended December 31, 1998. (File No. 001-9328)
	(iii)	Second Declaration of Amendment to Ecolab Executive Death Benefits Plan, effective March 1, 1998.	Incorporated by reference to Exhibit (10)H(iii) of Ecolab’s Form 10-K Annual Report for the year ended December 31, 1998. (File No. 001-9328)
	(iv)	Amendment No. 3 to the Ecolab Executive Death Benefits Plan, effective August 12, 2005.	Incorporated by reference to Exhibit (10)B of Ecolab’s Form 8-K dated December 13, 2005. (File No. 001-9328)
	(v)	Amendment No. 4 to the Ecolab Executive Death Benefits Plan, effective January 1, 2005.	Incorporated by reference to Exhibit (10)H(v) of Ecolab’s Form 10-K Annual Report for the year ended December 31, 2009. (File No. 001-9328)
	(vi)	Amendment No. 5 to the Ecolab Executive Death Benefits Plan, effective May 6, 2015.	Incorporated by reference to Exhibit 10.2 of Ecolab’s Form 10-Q for the quarter ended June 30, 2015. (File No. 001-9328)
	(vii)	Amendment No. 6 to the Ecolab Executive Death Benefits Plan, effective June 23, 2017.	Filed herewith electronically.
10.2	(i)	Ecolab Inc. Administrative Document for Non-Qualified Plans (Amended and Restated effective as of January 1, 2011).	Incorporated by reference to Exhibit (10.16) of Ecolab’s Form 10-K Annual Report for the year ended December 31, 2011. (File No. 001-9328)
	(ii)	Amendment No. 1 to the Ecolab Inc. Administrative Document for Non-Qualified Plans effective as of January 1, 2013.	Incorporated by reference to Exhibit (10.14)(II) of Ecolab’s Form 10-K Annual Report for the year ended December 31, 2013. (File No. 001-9328)